UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05877

BNY Mellon Strategic Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	05/31/2021

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Strategic Municipal Bond Fund, Inc.

SEMIANNUAL REPORT May 31, 2021

BNY Mellon Strategic Municipal Bond Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period of December 1, 2020 through May 31, 2021, as provided by Daniel Rabasco and Jeffrey Burger, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended May 31, 2021, BNY Mellon Strategic Municipal Bond Fund, Inc. achieved a total return of 4.77% on a net-asset-value basis and a total return of 8.97% on a market price basis.1 Over the same period, the fund paid dividends of $0.18 per share, which reflects a distribution rate of 4.41%.2

During the reporting period, municipal bonds continued to recover from the market turmoil resulting from COVID-19 and the government efforts to contain it. The fund’s performance was driven primarily by its security selection and asset allocation decisions.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent believed by BNY Mellon Investment Adviser, Inc. to be consistent with the preservation of capital. In pursuing this goal, the fund invests at least 80% of its assets in municipal bonds. Under normal market conditions, the weighted average maturity of the fund’s portfolio is expected to exceed 10 years. Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc.

The fund also has issued auction preferred stock (APS), a percentage of which remains outstanding from its initial public offering and has invested the proceeds in a manner consistent with its investment objective. This, along with the fund’s participation in secondary, inverse floater structures, has the effect of “leveraging” the portfolio, which magnify gain and loss potential depending on market conditions.

Over time, many of the fund’s older, higher-yielding bonds have matured or were redeemed by their issuers. We have attempted to replace those bonds with investments consistent with the fund’s investment policies. We have also sought to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually look to sell bonds that are close to their optional redemption date or maturity.

Market Recovery Continues

The municipal bond market continued to recover from unprecedented volatility that occurred earlier in 2020, when COVID-19 spread, and government shutdowns caused the economy to slow dramatically. Approval of multiple COVID-19 vaccines in November 2020 and passage of a federal stimulus package in December 2020 helped buoy the market. Although the stimulus package did not include direct relief for states and municipalities, the market took a favorable view of funding for hospitals and mass transit, among other segments, as well as for consumers and small businesses.

The results of the November 2020 election also provided support. A Democrat-controlled Congress made federal relief for state and local governments more likely. It also made income-tax hikes more likely, adding to the appeal of tax-exempt municipal securities. The prospect of an increase in the corporate tax rate made municipal bonds more appealing to institutional buyers as well, and relatively high interest rates also attracted foreign investors.

Investors were also encouraged by the fiscal health of municipal issuers, which turned out to be much stronger than expected. Tax revenues remained robust because real estate and income-tax collections failed to decline as much as predicted. Progressive tax regimes proved advantageous because higher-earning, white-collar workers were largely unaffected by the pandemic. In addition, federal support for households, school systems, the transportation system and other segments bolstered the economy and prevented sales taxes from declining as much as originally feared.

Revenue bonds generally outperformed general obligation bonds late in the period as hard-hit market segments such as transportation and hospitals recovered when investors became more confident that the end of the pandemic was likely. A federal $350 billion relief package passed during the period also bolstered demand. As a result, inflows to municipal bond funds in 2021 have been the strongest on record.

Security Selection and Asset Allocation Were Beneficial

The fund’s performance was driven primarily by security selection and asset allocation decisions. Security selections were especially positive in the charter schools, health care and special tax sectors. Positions in the transportation sector were also advantageous. The fund’s emphasis on revenue bonds was also beneficial, especially in the health care sector.

On the other hand, the fund’s performance was hindered by its security selections in the electric utilities and prepaid gas sectors. The fund’s emphasis on pre-refunded bonds also detracted somewhat as did its duration positioning. The fund did not use derivatives during the reporting period but did maintain its historical levels of leverage.

A Positive Outlook

We are relatively optimistic about the municipal bond market in the short-to-medium term. The strong economy, vaccine distribution and fiscal support from the federal government all have contributed to fundamentals that are better than expected. An increase in infrastructure spending could be beneficial since it would relieve states and municipalities of the need to issue more debt.

The supply/demand balance is also favorable. Issuance was strong in 2020, and much of it came in the taxable sector, limiting supply in the tax-exempt portion of the market. So, we view supply as manageable. Demand has been strong, and if individual and corporate tax rates are raised, the tax-exempt income offered by municipal bonds could become even more attractive.

Inflation could become a risk since it could cause a rise in longer-term rates. But, historically, municipal bonds have outperformed Treasuries when long-term rates rise.

We expect to maintain the level of leverage in the fund, and we will continue to emphasize revenue bonds and look for opportunities to add incremental yield.

June 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect through November 30, 2021, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Distribution rate per share is based upon dividends per share paid from net investment income during the period, annualized and divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

STATEMENT OF INVESTMENTS

May 31, 2021 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .3%
Collateralized Municipal-Backed Securities - .3%
Arizona Industrial Development Authority, Revenue Bonds, Ser. 2019-2 (cost $1,388,642)	3.63	5/20/2033	1,265,174		1,440,495

Long-Term Municipal Investments - 143.5%
Alabama - 5.2%
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	5.50	6/1/2030	1,800,000		1,927,090
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	5.75	6/1/2045	1,250,000		1,311,821
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	6.00	6/1/2050	1,500,000		1,585,269
Jefferson County, Revenue Bonds, Refunding, Ser. F	7.75	10/1/2046	6,000,000	[a]	6,165,278
The Lower Alabama Gas District, Revenue Bonds, Ser. A	5.00	9/1/2046	5,000,000		7,613,838
University of Alabama at Birmingham, Revenue Bonds, Ser. B	4.00	10/1/2036	2,745,000		3,243,721
				21,847,017
Arizona - 7.1%
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2050	1,500,000		1,735,456
Arizona Industrial Development Authority, Revenue Bonds (Legacy Cares Project) Ser. A	7.75	7/1/2050	4,305,000	[b]	4,813,850
Arizona Industrial Development Authority, Revenue Bonds (Phoenix Children's Hospital Obligated Group)	4.00	2/1/2050	1,500,000		1,736,361
Arizona Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.25	7/1/2047	1,500,000	[b]	1,688,768

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.5% (continued)
Arizona - 7.1% (continued)
Glendale Industrial Development Authority, Revenue Bonds, Refunding (Sun Health Services Obligated Group) Ser. A	5.00	11/15/2054	1,500,000		1,739,718
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Traditional Schools Project)	5.00	7/1/2049	1,775,000	[b]	2,048,669
Salt Verde Financial Corp., Revenue Bonds	5.00	12/1/2037	1,345,000		1,896,022
Tender Option Bond Trust Receipts (Series 2018-XF2537), (Salt Verde Financial Corporation, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	17.21	12/1/2037	4,550,000	[b,c,d]	6,321,702
The Phoenix Industrial Development Authority, Revenue Bonds (Legacy Traditional Schools Project) Ser. A	6.75	7/1/2044	1,000,000	[b]	1,156,309
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2046	3,000,000	[b]	3,279,416
The Pima County Industrial Development Authority, Revenue Bonds (American Leadership Academy Project)	5.00	6/15/2047	3,000,000	[b]	3,055,180
				29,471,451
California - 9.6%
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2047	1,000,000		1,035,628
Jefferson Union High School District, COP (Teacher & Staff Housing Project) (Insured; Build America Mutual)	4.00	8/1/2055	1,500,000		1,734,029
San Buenaventura, Revenue Bonds (Community Memorial Health System)	7.50	12/1/2021	1,500,000	[e]	1,553,774
Tender Option Bond Trust Receipts (Series 2016-XM0379), (Los Angeles Department of Water & Power, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	15.44	8/19/2021	5,000,000	[b,c,d]	5,242,978

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.5% (continued)
California - 9.6% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0387), (Los Angeles Department of Airports, Revenue Bonds (Los Angeles International Airport)) Non-recourse, Underlying Coupon Rate (%) 5.00	15.38	5/15/2038	6,000,000	[b,c,d]	6,504,470
Tender Option Bond Trust Receipts (Series 2016-XM0390), (The Regents of the University of California, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	15.44	5/15/2036	6,260,000	[b,c,d]	6,809,402
Tender Option Bond Trust Receipts (Series 2020-XF1220), (North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B) Non-recourse, Underlying Coupon Rate (%) 3.00	8.55	1/1/2051	10,000,000	[b,c,d]	10,631,245
Tender Option Bond Trust Receipts (Series 2020-XF2876), (San Francisco California City & County Airport Commission, Revenue Bonds, Refunding, Ser. E) Recourse, Underlying Coupon Rate (%) 5.00	17.37	5/1/2050	5,190,000	[b,c,d]	6,336,928
				39,848,454
Colorado - 6.4%
Belleview Station Metropolitan District No. 2, GO, Refunding	5.13	12/1/2046	2,375,000		2,466,903
Colorado Educational & Cultural Facilities Authority, Revenue Bonds, Refunding (Johnson & Wales University) Ser. B	5.00	4/1/2031	2,685,000		2,873,639
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Covenant Living Communities & Services Obligated Group) Ser. A	4.00	12/1/2050	4,000,000		4,566,718
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2048	2,300,000		2,803,288
Dominion Water & Sanitation District, Revenue Bonds	6.00	12/1/2046	3,100,000		3,226,246
Sterling Ranch Community Authority Board, Revenue Bonds (Insured; Municipal Government Guaranteed) Ser. A	5.00	12/1/2047	1,250,000		1,327,193

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.5% (continued)
Colorado - 6.4% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0385), (Board of Governors of the Colorado State University, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	15.41	3/1/2038	4,960,000	[b,c,d]	5,136,016
Tender Option Bond Trust Receipts (Series 2020-XM0829), (Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group, Ser. A1)) Recourse, Underlying Coupon Rate (%) 4.00	16.81	8/1/2044	3,260,000	[b,c,d]	4,411,594
				26,811,597
Connecticut - 1.2%
Connecticut, Revenue Bonds (Special Tax Obligation) Ser. A	5.00	5/1/2038	1,000,000		1,296,624
Connecticut, Revenue Bonds, Ser. A	5.00	5/1/2034	1,500,000		2,006,411
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. A1	3.65	11/15/2032	1,530,000		1,665,592
				4,968,627
District of Columbia - 4.1%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Dulles Metrorail) Ser. B	4.00	10/1/2049	1,000,000		1,145,003
Tender Option Bond Trust Receipts (Series 2016-XM0437), (District of Columbia, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	17.74	12/1/2035	14,834,680	[b,c,d]	15,829,435
				16,974,438
Florida - 8.4%
Alachua County Health Facilities Authority, Revenue Bonds (Shands Teaching Hospital & Clinics Obligated Group)	4.00	12/1/2049	1,600,000		1,845,353
Atlantic Beach, Revenue Bonds (Fleet Landing Project) Ser. A	5.00	11/15/2048	2,500,000		2,817,564
Florida Higher Educational Facilities Financial Authority, Revenue Bonds (Ringling College Project)	5.00	3/1/2049	2,000,000		2,366,470
Greater Orlando Aviation Authority, Revenue Bonds, Ser. A	4.00	10/1/2044	1,500,000		1,725,457
Lee County Industrial Development Authority, Revenue Bonds (Shell Point/Waterside Health Project)	5.00	11/15/2049	1,540,000		1,789,240

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.5% (continued)
Florida - 8.4% (continued)
Palm Beach County Health Facilities Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group)	5.00	11/15/2045	5,775,000		6,673,477
Palm Beach County Health Facilities Authority, Revenue Bonds (Lifespace Communities Obligated Group) Ser. B	4.00	5/15/2053	2,000,000		2,196,831
Seminole County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Pointe at UCF Project)	5.75	11/15/2054	1,000,000		1,047,883
Tender Option Bond Trust Receipts (Series 2019-XF0813), (Fort Myers Florida Utility, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 4.00	12.11	10/1/2049	2,980,000	[b,c,d]	3,430,550
Tender Option Bond Trust Receipts (Series 2019-XM0782), (Palm Beach County Florida Health Facilities Authority, Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)) Recourse, Underlying Coupon Rate (%) 4.00	13.84	8/15/2049	5,535,000	[b,c,d]	6,365,749
Tender Option Bond Trust Receipts (Series 2020-XF2877), (Greater Orlando Aviation Authority, Revenue Bonds, Ser. A) Recourse, Underlying Coupon Rate (%) 4.00	13.76	10/1/2049	4,065,000	[b,c,d]	4,629,032
				34,887,606
Georgia - 5.2%
Atlanta Water & Wastewater, Revenue Bonds, Ser. D	3.50	11/1/2028	800,000	[b]	876,055
Tender Option Bond Trust Receipts (Series 2016-XM0435), (Private Colleges & Universities Authority, Revenue Bonds, Refunding (Emory University)) Recourse, Underlying Coupon Rate (%) 5.00	17.74	10/1/2043	6,000,000	[b,c,d]	6,580,562
Tender Option Bond Trust Receipts (Series 2019-XF2847), (Municipal Electric Authority of Georgia, Revenue Bonds (Plant Vogtle Unis 3&4 Project, Ser. A)) Recourse, Underlying Coupon Rate (%) 5.00	17.60	1/1/2056	2,720,000	[b,c,d]	3,259,251

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.5% (continued)
Georgia - 5.2% (continued)
Tender Option Bond Trust Receipts (Series 2020-XM0825), (Brookhaven Development Authority, Revenue Bonds (Children's Healthcare of Atlanta, Ser. A)) Recourse, Underlying Coupon Rate (%) 4.00	15.28	7/1/2044	4,220,000	[b,c,d]	5,302,626
The Atlanta Development Authority, Revenue Bonds, Ser. A1	5.25	7/1/2040	1,000,000		1,156,297
The Burke County Development Authority, Revenue Bonds, Refunding (Oglethorpe Power Corp.) Ser. D	4.13	11/1/2045	4,200,000		4,713,208
				21,887,999
Hawaii - .7%
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Hawaiian Electric Co.)	4.00	3/1/2037	2,500,000		2,779,800
Illinois - 14.4%
Chicago Board of Education, GO, Refunding, Ser. A	5.00	12/1/2033	1,250,000		1,543,173
Chicago Board of Education, GO, Refunding, Ser. B	5.00	12/1/2032	400,000		500,918
Chicago Board of Education, GO, Refunding, Ser. B	5.00	12/1/2031	500,000		628,134
Chicago II, GO, Refunding, Ser. A	6.00	1/1/2038	3,000,000		3,651,848
Chicago II, GO, Refunding, Ser. C	5.00	1/1/2024	1,265,000		1,398,618
Chicago II, GO, Ser. A	5.00	1/1/2044	3,000,000		3,570,603
Chicago II Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2039	2,330,000		2,662,596
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2048	4,000,000		4,860,323
Chicago Transit Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2045	1,000,000		1,237,940
Illinois, GO, Refunding, Ser. A	5.00	10/1/2029	1,000,000		1,238,173
Illinois, GO, Ser. A	5.00	5/1/2038	2,850,000		3,405,126
Illinois, GO, Ser. B	5.00	11/1/2030	1,500,000		1,887,441
Illinois, GO, Ser. D	5.00	11/1/2028	3,000,000		3,653,846
Illinois Finance Authority, Revenue Bonds, Refunding (Plymouth Place Obligated Group)	5.25	5/15/2045	1,000,000		1,182,661
Illinois Toll Highway Authority, Revenue Bonds, Ser. A	4.00	1/1/2044	1,500,000		1,743,891

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.5% (continued)
Illinois - 14.4% (continued)
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Expansion Project)	5.00	6/15/2057	2,500,000		2,958,992
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Project) (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	12/15/2036	2,500,000	[f]	1,700,937
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Project) Ser. B	5.00	6/15/2052	3,550,000		3,664,953
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Project) Ser. B	5.00	12/15/2028	2,500,000		2,602,016
Railsplitter Tobacco Settlement Authority, Revenue Bonds	6.00	6/1/2021	2,600,000	[e]	2,600,000
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	1/1/2039	2,250,000		2,641,125
Tender Option Bond Trust Receipts (Series 2017-XM0492), (Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago)) Non-recourse, Underlying Coupon Rate (%) 5.00	15.41	10/1/2040	9,000,000	[b,c,d]	10,527,731
				59,861,045
Indiana - 2.1%
Indiana Finance Authority, Revenue Bonds (Green Bond) (RES Polyflow Indiana)	7.00	3/1/2039	4,575,000	[b]	4,348,861
Indiana Finance Authority, Revenue Bonds (Parkview Health System Obligated Group) Ser. A	5.00	11/1/2043	3,500,000		4,309,118
				8,657,979
Iowa - 2.0%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.25	12/1/2025	5,125,000		5,612,862
Iowa Tobacco Settlement Authority, Revenue Bonds, Refunding, Ser. A2	4.00	6/1/2049	1,400,000		1,625,044
Iowa Tobacco Settlement Authority, Revenue Bonds, Refunding, Ser. B1	4.00	6/1/2049	1,000,000		1,165,626
				8,403,532

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.5% (continued)
Kentucky - 1.4%
Christian County, Revenue Bonds, Refunding (Jennie Stuart Medical Center Obligated Group)	5.50	2/1/2044	2,800,000		3,101,289
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	6/1/2025	2,560,000		2,879,361
				5,980,650
Louisiana - 3.0%
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Refunding (Westlake Chemical Project)	3.50	11/1/2032	2,400,000		2,670,696
Tender Option Bond Trust Receipts (Series 2018-XF2584), (Louisiana Public Facilities Authority, Revenue Bonds (Franciscan Missionaries of Our Lady Health System Project)) Non-recourse, Underlying Coupon Rate (%) 5.00	17.40	7/1/2047	8,195,000	[b,c,d]	9,794,343
				12,465,039
Maine - .5%
Maine Health & Higher Educational Facilities Authority, Revenue Bonds (Maine General Medical Center Obligated Group)	7.50	7/1/2021	2,000,000	[e]	2,011,933
Maryland - 2.3%
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds (Adventist Healthcare Obligated Group) Ser. A	5.50	1/1/2046	3,250,000		3,840,375
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (Stevenson University Project)	4.00	6/1/2051	1,000,000		1,134,234
Tender Option Bond Trust Receipts (Series 2016-XM0391), (Mayor & City Council of Baltimore, Revenue Bonds, Refunding (Water Projects)) Non-recourse, Underlying Coupon Rate (%) 5.00	15.38	7/1/2042	4,000,000	[b,c,d]	4,481,567
				9,456,176

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.5% (continued)
Massachusetts - 4.8%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (UMass Memorial Health Care Obligated Group) Ser. K	5.00	7/1/2038	2,130,000		2,555,770
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	1,000,000		1,267,202
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. G	4.00	7/1/2046	1,250,000		1,473,906
Tender Option Bond Trust Receipts (Series 2016-XM0386), (University of Massachusetts Building Authority, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	15.39	5/1/2043	7,409,991	[b,c,d]	8,077,664
Tender Option Bond Trust Receipts (Series 2018-XF0610), (Massachusetts Transportation Fund, Revenue Bonds (Rail Enhancement & Accelerated Bridge Programs)) Non-recourse, Underlying Coupon Rate (%) 5.00	15.67	6/1/2047	5,250,000	[b,c,d]	6,466,841
				19,841,383
Michigan - 5.2%
Detroit Water Supply System, Revenue Bonds, Ser. A	5.00	7/1/2021	1,290,000	[e]	1,295,132
Great Lakes Water Authority Sewage Disposal System, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2036	2,000,000		2,404,714
Michigan Building Authority, Revenue Bonds, Refunding	4.00	4/15/2054	2,500,000		2,905,528
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. D6	5.00	7/1/2036	1,000,000		1,130,411
Michigan Strategic Fund, Revenue Bonds (AMT-I-75 Improvement Project)	5.00	6/30/2048	5,000,000		6,033,713
Pontiac School District, GO	4.00	5/1/2050	3,000,000		3,540,475
Tender Option Bond Trust Receipts (Series 2019-XF2837), (Michigan State Finance Authority, Revenue Bonds (Henry Ford Health System)) Recourse, Underlying Coupon Rate (%) 4.00	13.78	11/15/2050	3,900,000	[b,c,d]	4,485,414
				21,795,387

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 143.5% (continued)
Minnesota - 1.1%
Duluth Economic Development Authority, Revenue Bonds, Refunding (Essentia Health Obligated Group) Ser. A	5.00	2/15/2058	4,000,000	4,766,860
Missouri - 2.4%
Missouri Health & Educational Facilities Authority, Revenue Bonds (Lutheran Senior Services Projects) Ser. A	5.00	2/1/2042	1,000,000	1,119,008
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (Lutheran Senior Services Projects)	5.00	2/1/2046	1,200,000	1,350,395
St. Louis Land Clearance for Redevelopment Authority, Revenue Bonds	5.13	6/1/2046	4,755,000	5,380,591
The Missouri Health & Educational Facilities Authority, Revenue Bonds (Mercy Health)	4.00	6/1/2050	2,000,000	2,325,335
				10,175,329
Multi-State - .6%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates, Revenue Bonds, Ser. M048	3.15	1/15/2036	2,400,000	[b] 2,661,667
Nevada - 1.6%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	6/15/2039	950,000	1,134,158
Reno, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/1/2058	5,000,000	5,511,313
				6,645,471
New Hampshire - .4%
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Springpoint Senior Living Obligated Group)	4.00	1/1/2051	1,500,000	1,657,026
New Jersey - 5.1%
New Jersey, GO, Ser. A	4.00	6/1/2031	1,000,000	1,254,340
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Refunding, Ser. D	4.00	10/1/2024	2,370,000	2,592,141
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2046	1,365,000	1,665,695
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.25	6/15/2043	1,500,000	1,865,980

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.5% (continued)
New Jersey - 5.1% (continued)
New Jersey Turnpike Authority, Revenue Bonds, Ser. A	4.00	1/1/2051	2,400,000		2,832,371
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2042	2,025,000		2,364,346
Tender Option Bond Trust Receipts (Series 2018-XF2538), (New Jersey Economic Development Authority, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.25	18.23	6/15/2040	4,250,000	[b,c,d]	4,864,584
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	1,500,000		1,827,785
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2046	1,670,000		1,963,430
				21,230,672
New York - 9.7%
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. A	4.00	7/1/2050	1,500,000		1,760,860
New York City, GO, Ser. D1	4.00	3/1/2050	2,500,000		2,914,559
New York Convention Center Development Corp., Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. B	0.00	11/15/2049	5,600,000	[f]	2,592,057
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	3,400,000	[b]	3,762,615
New York State Dormitory Authority, Revenue Bonds, Refunding (Montefiore Obligated Group) Ser. A	4.00	9/1/2045	1,000,000		1,145,533
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.25	1/1/2050	3,000,000		3,409,568
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal) Ser. A	5.00	12/1/2035	1,100,000		1,413,327
Niagara Area Development Corp., Revenue Bonds, Refunding (Covanta Holding Project) Ser. A	4.75	11/1/2042	1,000,000	[b]	1,046,981
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 223	4.00	7/15/2051	2,250,000		2,647,457

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.5% (continued)
New York - 9.7% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0436), (New York City Municipal Water Finance Authority, Revenue Bonds, Refunding) Recourse, Underlying Coupon Rate (%) 5.00	17.74	6/15/2044	12,600,000	[b,c,d]	12,907,330
Tender Option Bond Trust Receipts (Series 2020-XM0826), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) (Insured; Assured Guaranty Municipal Corp., Ser. C)) Non-recourse, Underlying Coupon Rate (%) 4.00	11.90	11/15/2046	6,100,000	[b,c,d]	7,055,811
				40,656,098
North Carolina - .4%
North Carolina Turnpike Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	4.00	1/1/2055	1,500,000		1,712,340
Ohio - 4.0%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. A2	4.00	6/1/2048	1,250,000		1,447,094
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2055	10,750,000		12,461,810
Centerville, Revenue Bonds, Refunding (Graceworks Lutheran Services Obligated Group)	5.25	11/1/2047	1,500,000		1,587,698
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.00	2/15/2052	1,000,000		1,154,885
				16,651,487
Oregon - .3%
Medford Hospital Facilities Authority, Revenue Bonds, Refunding (Asante Project) Ser. A	4.00	8/15/2039	1,000,000		1,198,667
Pennsylvania - 4.4%
Allentown School District, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	2/1/2031	1,510,000		1,960,231
Crawford County Hospital Authority, Revenue Bonds, Refunding (Meadville Medical Center Project) Ser. A	6.00	6/1/2046	1,000,000		1,088,590
Franklin County Industrial Development Authority, Revenue Bonds (Menno-Haven Project)	5.00	12/1/2054	1,000,000		1,071,051

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.5% (continued)
Pennsylvania - 4.4% (continued)
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Sciences)	5.00	11/1/2033	2,805,000		3,211,121
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 114A	3.35	10/1/2026	2,000,000		2,017,564
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	4.00	12/1/2050	1,500,000		1,761,140
Philadelphia Water & Wastewater, Revenue Bonds, Ser. A	5.00	11/1/2050	1,500,000		1,932,058
Tender Option Bond Trust Receipts (Series 2016-XM0373), (Geisinger Authority, Revenue Bonds (Geisinger Health System)) Non-recourse, Underlying Coupon Rate (%) 5.13	14.63	6/1/2041	3,000,000	[b,c,d]	2,999,999
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	4.00	9/1/2039	2,000,000		2,380,722
				18,422,476
Rhode Island - .2%
Providence Public Building Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/15/2037	500,000		621,687
South Carolina - 3.0%
South Carolina Jobs-Economic Development Authority, Revenue Bonds (Bishop Gadsden Episcopal Retirement Community Obligated Group)	5.00	4/1/2054	1,000,000		1,141,091
Tender Option Bond Trust Receipts (Series 2016-XM0384), (South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper)) Non-recourse, Underlying Coupon Rate (%) 5.13	11.80	12/1/2043	10,200,000	[b,c,d]	11,290,225
				12,431,316
Tennessee - .8%
Tender Option Bond Trust Receipts (Series 2016-XM0388), (Metropolitan Government of Nashville & Davidson County, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	15.14	7/1/2040	3,000,000	[b,c,d]	3,276,753

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.5% (continued)
Texas - 10.7%
Central Texas Regional Mobility Authority, Revenue Bonds	5.00	1/1/2048	2,500,000		2,993,375
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	1/1/2045	1,500,000		1,721,946
Clifton Higher Education Finance Corp., Revenue Bonds (Uplift Education) Ser. A	4.50	12/1/2044	2,500,000		2,662,561
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. A	5.75	8/15/2045	2,500,000		2,870,576
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. D	6.13	8/15/2048	3,000,000		3,485,822
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	4.00	10/1/2049	2,000,000		2,342,789
Harris County-Houston Sports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	11/15/2051	7,500,000	[f]	1,978,277
Love Field Airport Modernization Corp., Revenue Bonds (Southwest Airlines Co. Project)	5.00	11/1/2028	1,000,000		1,062,959
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (MRC Stevenson Oaks Project)	6.75	11/15/2051	1,000,000		1,148,503
Tender Option Bond Trust Receipts (Series 2016-XM0377), (San Antonio, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	15.41	2/1/2043	12,450,000	[b,c,d]	13,399,695
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Segment 3C Project)	5.00	6/30/2058	6,150,000		7,546,543
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2040	1,350,000		1,594,109
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds, Refunding (LBJ Infrastructure Group)	4.00	6/30/2039	1,500,000		1,776,177
				44,583,332
U.S. Related - 2.3%
Puerto Rico, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2035	2,500,000		2,587,302
Puerto Rico, GO, Refunding, Ser. A	8.00	7/1/2035	5,965,000	[g]	4,816,737

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.5% (continued)
U.S. Related - 2.3% (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. CC	5.25	7/1/2034	2,000,000		2,245,662
				9,649,701
Utah - .6%
Utah Infrastructure Agency, Revenue Bonds, Refunding, Ser. A	5.00	10/15/2037	2,000,000		2,385,532
Virginia - 5.4%
Chesterfield County Economic Development Authority, Revenue Bonds, Refunding (Brandermill Woods Project)	5.13	1/1/2043	700,000		706,138
Henrico County Economic Development Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	11.38	8/23/2027	4,700,000	[c]	6,342,651
Tender Option Bond Trust Receipts (Series 2018-XM0593), (Hampton Roads Transportation Accountability Commission, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.50	17.42	7/1/2057	7,500,000	[b,c,d]	9,305,643
Virginia College Building Authority, Revenue Bonds (Green Bond) (Marymount University Project)	5.00	7/1/2045	1,000,000	[b]	1,055,381
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2052	4,350,000		5,234,011
				22,643,824
Washington - 4.4%
King County School District No. 210, GO (Insured; School Bond Guaranty)	4.00	12/1/2034	2,000,000		2,366,258
Port of Seattle, Revenue Bonds	4.00	4/1/2044	1,000,000		1,134,672
Tender Option Bond Trust Receipts (Series 2018-XM0680), (Washington Convention Center Public Facilities District, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	8.98	7/1/2058	10,000,000	[b,c,d]	12,017,400
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	4.00	5/1/2050	1,200,000		1,370,518

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 143.5% (continued)
Washington - 4.4% (continued)
Washington Housing Finance Commission, Revenue Bonds (Transforming Age Project) Ser. A	5.00	1/1/2055	1,465,000	[b] 1,617,796
				18,506,644
Wisconsin - 2.5%
Public Finance Authority, Revenue Bonds (Appalachian State University Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	7/1/2055	1,750,000	1,966,841
Public Finance Authority, Revenue Bonds (CHF - Wilmington) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/2058	3,665,000	4,296,111
Public Finance Authority, Revenue Bonds (Gannon University Project)	5.00	5/1/2042	750,000	859,618
Public Finance Authority, Revenue Bonds, Refunding (Mary's Woods At Marylhurst Project)	5.25	5/15/2042	750,000	[b] 823,711
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Children's Hospital of Wisconsin Obligated Group)	4.00	8/15/2050	1,135,000	1,332,558
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Camillus Health System Obligated Group)	5.00	11/1/2054	1,250,000	1,324,766
				10,603,605
Total Long-Term Municipal Investments (cost $544,388,151)			598,430,600
Total Investments (cost $545,776,793)			143.8%	599,871,095
Liabilities, Less Cash and Receivables			(32.0%)	(133,411,158)
Preferred Stock, at redemption value			(11.8%)	(49,300,000)
Net Assets Applicable to Common Shareholders			100.0%	417,159,937

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2021, these securities were valued at $249,977,799 or 59.92% of net assets.

c The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

d Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

e These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

f Security issued with a zero coupon. Income is recognized through the accretion of discount.

g Non-income producing—security in default.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
General	25.5
Education	18.9
Transportation	18.6
Medical	15.9
Water	11.4
Nursing Homes	11.2
General Obligation	7.3
Airport	7.2
Development	5.6
Tobacco Settlement	5.2
Power	4.6
School District	3.4
Utilities	3.2
Prerefunded	1.8
Single Family Housing	1.5
Housing	1.5
Multifamily Housing	1.0
143.8

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	CIFG	CDC Ixis Financial Guaranty
COP	Certificate of Participation	CP	Commercial Paper
DRIVERS	Derivative Inverse Tax-Exempt Receipts	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-Bill	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	545,776,793	599,871,095
Cash		265,720
Interest receivable		7,929,426
Prepaid expenses		37,953
		608,104,194
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		267,669
Payable for floating rate notes issued—Note 3		140,954,671
Interest and expense payable related to floating rate notes issued—Note 3		261,974
Commissions payable—Note 1		58,500
Directors’ fees and expenses payable		10,979
Dividends payable to Preferred Shareholders		471
Other accrued expenses		89,993
		141,644,257
Auction Preferred Stock, Series A, B and C, par value $.001 per share (1,972 shares issued and outstanding at $25,000 per share liquidation value)—Note 1		49,300,000
Net Assets Applicable to Common Shareholders ($)		417,159,937
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (49,421,511 shares issued and outstanding)		49,422
Paid-in capital		368,326,701
Total distributable earnings (loss)		48,783,814
Net Assets Applicable to Common Shareholders ($)		417,159,937

Shares Outstanding
(110 million shares authorized)	49,421,511
Net Asset Value Per Share of Common Stock ($)	8.44

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2021 (Unaudited)

Investment Income ($):
Interest Income	11,348,404
Expenses:
Investment advisory fee—Note 2(a)	1,152,291
Administration fee—Note 2(a)	576,145
Interest and expense related to floating rate notes issued—Note 3	453,805
Professional fees	99,509
Commission fees—Note 1	59,311
Registration fees	24,108
Shareholders’ reports	21,890
Directors’ fees and expenses—Note 2(c)	20,618
Shareholder servicing costs	6,737
Chief Compliance Officer fees—Note 2(b)	4,717
Custodian fees—Note 2(b)	4,321
Miscellaneous	22,474
Total Expenses	2,445,926
Less—reduction in expenses due to undertaking—Note 2(a)	(226,624)
Less—reduction in fees due to earnings credits—Note 2(b)	(3,264)
Net Expenses	2,216,038
Investment Income—Net	9,132,366
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(1,012,249)
Net change in unrealized appreciation (depreciation) on investments	10,873,919
Net Realized and Unrealized Gain (Loss) on Investments	9,861,670
Dividends to Preferred Shareholders	(27,441)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	18,966,595

See notes to financial statements.

STATEMENT OF CASH FLOWS

Six Months Ended May 31, 2021 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(30,561,548)
Proceeds from sales of portfolio securities	40,942,715
Dividends paid to Preferred Shareholders	(27,984)
Interest received	11,880,088
Paid for floating rate notes redeemed	(11,230,000)
Paid to BNY Mellon Investment Adviser, Inc.	(1,477,458)
Operating expenses paid	(283,479)
Net Cash Provided (or Used) in Operating Activities		9,242,334
Cash Flows from Financing Activities ($):
Dividends paid to shareholders	(8,895,871)
Interest and expense related to floating
rate notes issued paid	(606,241)
Net Cash Provided (or Used) in Financing Activities		(9,502,112)
Net Increase (Decrease) in cash		(259,778)
Cash at beginning of period		525,498
Cash at end of period		265,720
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided (or Used) in Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		18,966,595
Adjustments to Reconcile Net Increase in Net Assets
Applicable to Common Shareholder Resulting from
Operations to Net Cash Provided (or Used) in Operating Activities ($):
Decrease in investments in securities at cost		12,787,885
Decrease in interest receivable		531,684
Increase in prepaid expenses		(25,207)
Increase in Due to BNY Mellon Investment Adviser, Inc. and affiliates		24,354
Decrease in payable for investment securities purchased		(1,346,345)
Decrease in payable for floating rate notes issued		(11,230,000)
Interest and expense related to floating rate notes issued		453,805
Decrease in dividends payable to Preferred Shareholders		(543)
Decrease in Directors' fees and expenses payable		(14,590)
Increase in commissions payable and other accrued expenses		16,739
Net change in unrealized (appreciation) depreciation on investments		(10,873,919)
Net amortization of premiums on investments		(48,124)
Net Cash Provided (or Used) in Operating Activities		9,242,334

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2021 (Unaudited)	Year Ended November 30, 2020
Operations ($):
Investment income—net	9,132,366	19,809,340
Net realized gain (loss) on investments	(1,012,249)	(7,022,793)
Net change in unrealized appreciation (depreciation) on investments	10,873,919	2,628,636
Dividends to Preferred Shareholders	(27,441)	(592,434)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	18,966,595	14,822,749
Distributions ($):
Distributions to Common Shareholders	(8,895,871)	(17,792,020)
Capital Stock Transactions ($):
Distributions reinvested	-	86,478
Increase (Decrease) in Net Assets from Capital Stock Transactions	-	86,478
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	10,070,724	(2,882,793)
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	407,089,213	409,972,006
End of Period	417,159,937	407,089,213
Capital Share Transactions (Common Shares):
Shares issued for distributions reinvested	-	10,449
Net Increase (Decrease) in Shares Outstanding	-	10,449

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. These figures have been derived from the fund’s financial statements, and with respect to common stock, market price data for the fund’s common shares.

Six Months Ended
May 31, 2021		Year Ended November 30,
(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	8.24	8.30	7.91	8.29	8.19	8.59
Investment Operations:
Investment income—net[a]	.18	.40	.41	.47	.49	.50
Net realized and unrealized gain (loss) on investments	.20	(.09)	.43	(.43)	.13	(.39)
Dividends to Preferred Shareholders from investment income—net	(.00)[b]	(.01)	(.03)	(.03)	(.02)	(.01)
Total from Investment Operations	.38	.30	.81	.01	.60	.10
Distributions to Common Shareholders:
Dividends from investment income—net	(.18)	(.36)	(.42)	(.43)	(.50)	(.50)
Net asset value resulting from Auction Preferred Stock tender as a discount	-	-	-	.04	-	-
Net asset value, end of period	8.44	8.24	8.30	7.91	8.29	8.19
Market value, end of period	8.16	7.66	8.19	7.13	8.40	8.07
Market Price Total Return (%)	8.97[c]	(1.87)	21.12	(10.14)	10.46	7.55

Six Months Ended
May 31, 2021		Year Ended November 30,
(Unaudited)		2020	2019	2018	2017	2016
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets applicable to Common Stock[d]	1.19[e]	1.56	1.86	1.73	1.41	1.24
Ratio of net expenses to average net assets applicable to Common Stock[d]	1.08[e]	1.44	1.75	1.62	1.28	1.12
Ratio of interest and expense related to floating rate notes issued to average net assets applicable to Common Stock[d]	.22[e]	.60	.90	.72	.35	.21
Ratio of net investment income to average net assets applicable to Common Stock[d]	4.44[e]	4.98	5.05	5.78	5.87	5.67
Ratio of total expenses to total average net assets	1.06[e]	1.38	1.66	1.51	1.15	1.02
Ratio of net expenses to total average net assets	.96[e]	1.28	1.56	1.41	1.05	.92
Ratio of interest and expense related to floating rate notes issued to total average net assets	.20[e]	.53	.80	.63	.29	.17
Ratio of net investment income to total average net assets	3.96[e]	4.43	4.50	5.02	4.79	4.66
Portfolio Turnover Rate	6.28[c]	26.56	41.28	24.57	11.20	12.90
Asset Coverage of Preferred Stock, end of period	946	926	932	892	540	533
Net Assets, applicable to Common Shareholders, end of period ($ x 1,000)	417,160	407,089	409,972	390,350	409,095	402,531
Preferred Stock Outstanding, end of period ($ x 1,000)	49,300	49,300	49,300	49,300	93,000	93,000
Floating Rate Notes Outstanding, end of period ($ x 1,000)	140,955	152,185	182,074	162,357	109,669	93,369

a Based on average common shares outstanding.

b Amount is less than $.01 per share.

c Not annualized.

d Does not reflect the effect of dividends to Preferred Shareholders.

e Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Strategic Municipal Bond Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified closed-end management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DSM.

On February 10, 2021, BNY Mellon Investment Management announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”), portfolio managers responsible for managing the fund’s investments who are employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, will become employees of Insight North America LLC (“INA”), which, like Mellon, is an affiliate of the Adviser, and will no longer be employees of Mellon. Consequently, as of the Effective Date and subject to the approval of the fund’s Board of Directors (the “Board”), the Adviser will engage INA to serve as the fund’s sub-adviser, pursuant to a sub-investment advisory agreement between the Adviser and INA. As the fund’s sub-adviser, INA will provide the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. It is currently anticipated that the fund’s portfolio managers who are responsible for the day-to-day management of the fund’s investments will continue to manage the fund’s investments as of the Effective Date. It is also currently anticipated that there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the management fee payable by the fund as a result of the engagement of INA as the fund’s sub-adviser. The Adviser (and not the fund) will pay INA for its sub-advisory services.

The fund has outstanding 698 Series A shares, 662 Series B shares and 612 Series C shares, Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as the Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of APS at liquidation value. Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of APS, voting as a separate class, have the right to elect at least two directors. The holders of APS will vote as a separate class on certain other matters, as required by law. The Board has designated Joni Evans and Robin A. Melvin as director to be elected by the holders of APS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Collateralized Municipal-Backed Securities	-	1,440,495	-	1,440,495
Municipal Securities	-	598,430,600	-	598,430,600
Liabilities ($)
Other Financial Instruments:
Floating Rate Notes††	-	(140,954,671)	-	(140,954,671)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Dividends and distributions to Common Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On May 27, 2021, the Board declared a cash dividend of $.030 per share from investment income-net, payable on June 30, 2021 to Common shareholders of record as of the close of business on June 14, 2021. The ex-dividend date was June 11, 2021.

(e) Dividends and distributions to shareholders of APS: Dividends, which are cumulative, are generally reset every seven days for each series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of May 31, 2021, for each series of APS were as follows: series A-0.095%, series B-0.095% and series C-0.095%. These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received. The average dividend rates for the period ended May 31, 2021 for each series of APS were as follows: series A-0.113%, series B-0.109% and series C-0.112%.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended November 30, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $7,728,781 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2020. The fund has $6,836,233 of short-term capital losses and $892,548 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2020 was as follows: tax-exempt income $18,180,918 and ordinary income $203,536. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(g) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is computed at the annual rate of .50% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS, and is payable monthly. The fund also has an administration agreement with the Adviser and a custody agreement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser. The fund pays in the aggregate for administration, custody and transfer agency services, a monthly fee based on an annual rate of .25% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS. All out-of-pocket transfer agency and custody expenses, including custody transaction expenses, are paid separately by the fund.

The Adviser has currently undertaken, from December 1, 2020 through November 30, 2021, to waive receipt of a portion of the fund’s investment advisory fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding). The reduction in expenses, pursuant to the undertaking, amounted to $226,624 during the period ended May 31, 2021.

(b) The fund compensates the Custodian under a custody agreement for providing custodial services for the fund. These fees are determined based on transaction activity. During the period ended May 31, 2021, the fund was charged $4,321 for out-of-pocket and custody transaction expenses, pursuant to the custody agreement. These fees were partially offset by earnings credits of the amount of $3,264.

The fund has an arrangement with the Custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

During the period ended May 31, 2021, the fund was charged $4,717 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $197,244, Administration fees of $98,622, Custodian fees of $3,475 and Chief Compliance Officer fees of $3,931, which are offset against an expense reimbursement currently in effect in the amount of $35,603.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended May 31, 2021, amounted to $29,198,081 and $28,577,573, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended May 31, 2021 was approximately $140,641,040, with a related weighted average annualized interest rate of .65%.

At May 31, 2021, accumulated net unrealized appreciation on investments was $54,094,302, consisting of $54,762,096 gross unrealized appreciation and $667,794 gross unrealized depreciation.

At May 31, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PROXY RESULTS (Unaudited)

Common Shareholders and holders of APS voted together as a single class (except as noted below) on the following proposal presented at the annual shareholders’ meeting held on June 16, 2021.

	Shares
	For	Authority Withheld
To elect three Class I Directors:†
Joseph S. DiMartino	36,572,908	2,868,070
Alan H. Howard	37,107,903	2,333,075
Joni Evans††	140	1,522

† The terms of the Class I Directors will expire in 2024.

†† Elected solely by APS holders; Common Shareholders not entitled to vote.

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on May 10, 2021 (the “Meeting”), the Board discussed with representatives of the Adviser plans to realign Mellon Investments Corporation’s (“Mellon”) fixed-income capabilities with Insight North America LLC (“INA”) (the “Firm Realignment”), with such realignment scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”). The Adviser noted that, as a result of the Firm Realignment, the portfolio managers who are currently responsible for managing the investments of the fund as employees of Mellon in a dual employment arrangement with the Adviser, will become employees of INA as of the Effective Date. Consequently, the Adviser proposed to engage INA to serve as the fund’s sub-investment adviser, pursuant to a sub-investment advisory agreement between the Adviser and INA (the “New Sub-Advisory Agreement”), to be effective on the Effective Date. In addition, the Adviser proposed amending the Fund’s current investment advisory agreement (the “Current Advisory Agreement”) to more clearly reflect the Adviser’s ability to employ one or more sub-investment advisers to manage the fund on a day-to-day basis and the Adviser’s responsibility to oversee and supervise any such sub-investment adviser, and to reflect the engagement of INA as sub-investment adviser to the fund (as proposed to be amended, the “Amended Advisory Agreement”), to be effective on the Effective Date.

At the Meeting, the Adviser recommended the approval of the New Sub-Advisory Agreement, pursuant to which INA would serve as sub-investment adviser to the fund, and the Amended Advisory Agreement. The recommendation for the approval of the New Sub-Advisory Agreement and the Amended Advisory Agreement was based on the following considerations, among others: (i) approval of the New Sub-Advisory Agreement and the Amended Advisory Agreement would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the Fund’s portfolio after the Effective Date as employees of INA; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the Adviser (and not the fund) will pay INA for its sub-investment advisory services. The Board also considered the fact that the Adviser stated that it believes there are no material changes to the information the Board had previously considered at a Board meeting on November 2-3, 2020 (the “15(c) Meeting”), at which the Board re-approved the Current Advisory Agreement for the ensuing year, other than the information about the Firm Realignment and INA.

At the Meeting, the Board, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Directors”), considered and approved the New Sub-Advisory Agreement and the Amended Advisory Agreement. In determining whether to approve the New Sub-Advisory Agreement and the Amended Advisory Agreement, the Board considered the materials prepared by the Adviser received in advance of the Meeting and other information presented at the Meeting, which included: (i) a form of the New Sub-

Advisory Agreement and a form of the Amended Advisory Agreement; (ii) information regarding the Firm Realignment and how it is expected to enhance investment capabilities; (iii) information regarding INA; and (iv) an opinion of counsel that the proposed changes to the investment advisory arrangements would not result in an “assignment” of the Current Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, do not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser at the Meeting and the 15(c) Meeting.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by INA to the fund under the New Sub-Advisory Agreement, the Board considered: (i) INA’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services, which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by INA after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by INA under the New Sub-Advisory Agreement, as well as INA’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the New Sub-Advisory Agreement. The Board also considered, as it related to the Amended Advisory Agreement, that the nature, extent and quality of the services that are provided by the Adviser are expected to remain the same, including the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio at the 15(c) Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by INA under the New Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the New Sub-Advisory Agreement and the Amended Advisory Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the New Sub-Advisory Agreement, noting that the proposed fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund or the Adviser’s profitability. The Board considered the fee payable to INA in relation to the fee paid to the Adviser by the fund and the respective services provided by INA and

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT AND APPROVAL OF SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

the Adviser. The Board recognized that, because INA’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Current Advisory Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including INA, at the 15(c) Meeting. The Board concluded that the proposed fee payable to INA by the Adviser was appropriate and the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Amended Advisory Agreement and INA under the New Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to INA would be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Current Advisory Agreement, which had been done at the 15(c) Meeting. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Advisory Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to INA as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, a majority of whom are Independent Directors, with the assistance of independent legal counsel, approved the New Sub-Advisory Agreement and Amended Advisory Agreement for the fund effective as of the Effective Date.

OFFICERS AND DIRECTORS
BNY Mellon Strategic Municipal Bond Fund, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Gordon J. Davis†	Robert Salviolo
Joni Evans††	Robert Svagna
Joan Gulley	Chief Compliance Officer
Alan H. Howard	Joseph W. Connolly
Robin A. Melvin ††	Portfolio Managers
Burton N. Wallack	Daniel A. Rabasco
Benaree Pratt Wiley	Jeffrey B. Burger
† Interested Board Member
†† Elected by APS Holders
Officers	Investment Adviser and Administrator
President	BNY Mellon Investment Adviser, Inc.
David DiPetrillo	Custodian
Chief Legal Officer	The Bank of New York Mellon
Peter M. Sullivan	Counsel
Vice President and Secretary	Proskauer Rose LLP
James Bitetto	Transfer Agent,
Vice President and Secretaries	Dividend -Paying Agent
Deirdre Cunnane	Disbursing Agent and Registrar
Sarah S. Kelleher	Computershare Inc.
Jeff Prusnofsky	(Common Stock)
Amanda Quinn	Deutsche Bank Trust Company America
Natalya Zelensky	(Auction Preferred Stock)
Auction Agent
Deutsche Bank Trust Company America
Treasurer	(Auction Preferred Stock)
James Windels	Stock Exchange Listing
Assistant Treasurers	NYSE Symbol: DSM
Gavin C. Reilly	Initial SEC Effective Date
11/22/89

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; and The Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its Common Stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon Strategic Municipal Bond Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser and Administrator

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.

480 Washington Boulevard

Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.

P.O. Box 30170

College Station, TX 77842

Ticker Symbol:	DSM

For more information about the fund, visit https://im.bnymellon.com/us/en/products/closed-end-funds.jsp. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0852SA0521

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)                    Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

        Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Municipal Bond Fund, Inc.

By: /s/ David DiPetrillo
        David DiPetrillo

        President (Principal Executive Officer)

Date: July 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: July 21, 2021

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: July 21, 2021

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)